                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  September 26, 1996.
                                                  -------------------


ROY F. WESTON, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-4643               23-1501990
--------------------------------------------------------------------------------
  (State or Other Jurisdiction          (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)


1 Weston Way, West Chester PA                                       19380-1499
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code 610-701-3000
                                                  ------------------------------

Item 5.  Other Events

         The Registrant hereby incorporates by reference herein the information set forth in its News Release dated September 26, 1996, a copy of which is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                 99.      Roy F. Weston, Inc. News Release dated September 26,
                            1996 which announced that the Company will take a restructuring charge.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ROY F. WESTON, INC.
                                       ----------------------



Date:   October 2, 1996                By:    s/ M. Christine Murphy
      ------------------------              -----------------------------------
                                                        M. Christine Murphy
                                               Executive Vice President of
                                               Quality Assurance and Finance





                                 EXHIBIT INDEX

EXHIBIT                                    SUBMISSION MEDIA
-------                                    ----------------
99.      Roy F. Weston, Inc.               Electronic
         News Release dated
         September 26, 1996